IDX Risk-Managed Bitcoin Strategy Fund

Investor Class Shares: BTCDX

Institutional Class Shares: BTIDX

IDX Commodity Opportunities Fund

Investor Class Shares: CFIDX

Institutional Class Shares: COIDX

Each a Series of IDX Funds

Supplement dated October 17, 2023,

to the

Prospectus and Statement of Additional Information (the “SAI”), each dated April 28, 2023

Changes to the Prospectus

The following replaces the address on the front cover page of the Prospectus:

9311 E Via de Ventura, Suite 105

Scottsdale, AZ 85258

The following replaces the first paragraph under the sub-heading “Investment Advisor” under the heading “Management” on page 40 of the Prospectus:

Investment Adviser. IDX Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in April 2019 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of December 31, 2022, the Adviser had approximately $42 million in assets under management and an additional $748,395,372 million in assets under advisement. The Adviser’s principal address is 9311 E Via de Ventura, Suite 105, Scottsdale, AZ 85258. The Adviser is a wholly-owned subsidiary of IDX Global, LLC.

Changes to the SAI

The following replaces the address for IDX Funds on the cover page of the SAI:

9311 E Via de Ventura, Suite 105

Scottsdale, AZ 85258

* * * * * * *

You should read this Supplement in conjunction with the Prospectus and SAI dated April 28, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at 216-329-4271.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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